Exhibit 99.1
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re:                                                                                         )  Chapter 11
  )
QUADRANT 4 SYSTEM CORPORATION,                      )                 Case No. 17-19689
  )
Debtor.                                     )                  Honorable Jack B. Schmetterer
  )
  )                  Hearing Date:  August 17, 2017
_____________________________________            )                  Hearing Time: 11:00 a.m.

NOTICE OF SALE OF ASSETS AND INTENDED ASSUMPTION
AND ASSIGNMENT OF EXECUTORY CONTRACTS
AND UNEXPIRED LEASES IN CONNECTION THEREWITH

TO:	THE OFFICE OF THE UNITED STATES TRUSTEE, THE CREDITORS OF THESE ESTATES, THE NON-DEBTOR PARTIES TO EXECUTORY CONTRACTS AND UNEXPIRED LEASES, AND OTHER PARTIES IN INTEREST:

PLEASE TAKE NOTICE AS FOLLOWS:

l. Chapter 11 Filing - On June 29, 2017, (the “Petition Date”), Quadrant 4 System Corporation (“Debtor”) filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code (the “Chapter 11 Case”). Since then, the Debtor has remained in possession of its assets and has continued to operate its business as a debtor in possession in accordance with 11 U.S.C. §§ 1107 and 1108. The Debtor has all of the rights and powers of a trustee in bankruptcy pursuant to 11 U.S.C. § 1107(a).

2. Sale Motion – On June 30, 2017, the Debtor filed a Motion Of The Debtor For The Entry Of An Order: (A) Approving The Sale Process And Bidding Procedures With Respect To Sale Of Certain Of The Debtor’s Business Units;(B) Approving Form Of And Authorizing The Debtor To Enter Into Stalking Horse Asset Purchase Agreements; (C) Approving Bid Protection And Break-Up Fees; (D) Scheduling A Public Auction And Subsequent Sale Hearing; (E) Authorizing The Sale Of The Assets Of The Debtor Free And Clear Of Liens, Claims, Encumbrances And Interests; (F) Authorizing The Assumption And Assignment Of Executory Contracts And Unexpired Leases; And (G) Approving The Form Of Notice And Manner Of Notice Of Sale Hearing And Proposed Assumption And Assignment (the “Sale Motion”) [Docket No. 19].

3. Entry of Bidding Procedures Order - On July 11, 2017, the Bankruptcy Court entered that certain Order: (A) Approving The Sale Process And Bidding Procedures With Respect To Sale Of Certain Of The Debtor’s Business Units; (B) Approving Form Of And Authorizing The Debtor To Enter Into Stalking Horse Asset Purchase Agreements; (C) Approving Bid Protection And Break-Up Fees; (D) Scheduling A Public Auction And Subsequent Sale Hearing; (E) Authorizing The Sale Of The Assets Of The Debtor Free And Clear Of Liens, Claims, Encumbrances And Interests; (F) Authorizing The Assumption And Assignment Of Executory Contracts And Unexpired Leases; And (G) Approving The Form Of Notice And Manner Of Notice Of Sale Hearing And Proposed Assumption And Assignment (the “Bidding Procedures Order”).

4. Auction - Under the Bidding Procedures Order, the Debtor is authorized to conduct a public auction (the “Auction”) of substantially all of the Debtor’s intellectual property and such other assets pertaining to five (5) of its business units commonly referred to as: (a) U.S. Solutions Business; (b) Hybrid Solutions Business; (c) Legacy Staffing Business; (d) QEDX Education Platform; and (e) India Solutions Business (collectively, the “Subject Business Units”), including as pertaining solely to each of the Subject Business Units, the Debtor’s intellectual and intangible property, receivables, customer contracts, employee contracts (including with all immigration related employees), certain books and records, certain fixed assets, licenses, certain executory contracts and unexpired leases (collectively, the “Acquired Assets”), on Monday, August 14, 2017 at 10:00 a.m. (Central time) at the offices of Adelman & Gettleman, Ltd., 53 W. Jackson Blvd., Suite 1050, Chicago, Illinois 60604, or at such later time or other place as the Debtor shall advise all Qualifying Bidders.1 The Acquired Assets shall be sold free and clear of any and all liens, claims, encumbrances and interests, with any and all validly determined liens, claims, interests or encumbrances to attach to the proceeds of sale (the “Sale”).  The bid(s) determined by the Debtor, in consultation with Silverman Consulting, Inc. (Debtor’s financial consultants); Livingstone Partners, LLC (Debtor’s investment bankers); BMO Harris Bank, N.A. (Debtor’s senior secured lender); and if appointed, a creditors’ committee, in the Chapter 11 Case, to be the highest and best offer(s) for the Acquired Assets of each of the Subject Business Units at the Auction, the Prevailing Bid(s), and the Runner-Up Bid(s), if any, will be submitted by the Debtor for approval by the Bankruptcy Court.

5. Bidding Procedures - The Auction shall be conducted in accordance with the bidding procedures attached to the Bidding Procedures Order (the “Bidding Procedures”).

6. Stalking Horse Offers and Bid Protection –

(a) With respect to the Acquired Assets of each of the Subject Business Units, the Debtor has accepted, and the Bidding Procedures Order has approved the following bids (collectively, the “Stalking Horse Offers” or “Stalking Horse Bidders”), exclusive of any applicable Cure Amounts and certain Assumed Liabilities described in each of the underlying Asset Purchase Agreements Lender, subject to higher bids at Auction and Bankruptcy Court approval:

(i)
Offer of First Tek, Inc., a New Jersey corporation, dated as of June 22, 2017 for the purchase of the Legacy Staffing Business in the “Initial Bid Amount” of $2,000,000.00 (“First Tek Staffing Offer”).

1 Capitalized terms not defined herein shall have the same meaning ascribed in the Bidding Procedures.

(ii)
Offer of Aspire Systems, Inc., an Oregon corporation, dated as of June 23, 2017 for the purchase of the U.S. Solutions Business in the Initial Bid Amount” of $2,200,000.00 (“Aspire U.S. Solutions Offer”).

(iii)	Offer of Aspire Systems, Inc., dated as of June 23, 2017 for the purchase of the Hybrid Solutions Business in the “Initial Bid Amount” of $2,000,000.00 (“Aspire Hybrid Solutions Offer”).
(iv)	Offer of First Tek, Inc., dated as of June 28, 2017 for the purchase of the QEDX Education Platform in the “Initial Bid Amount” of $700,000.00 (“First Tek Education Offer).
(v)	Offer of First Tek, Inc., dated as of June 29, 2017 for the purchase of the India Solutions Business in the “Initial Bid Amount” of $500,000.00 (“First Tek India Solutions Offer).
(b) In accordance with the Bidding Procedures Order, each of the Stalking Horse Bidders shall receive bid protection, such that for each of the Subject Business Units, the next minimum bid which the Debtor may accept must include an Initial Bid Amount of the following:
(i) For the Legacy Staffing Business - $2,100,000;
(ii) For the U.S. Solutions Business - $2,400,000;
(iii) For the Hybrid Solutions Business - $2,180,000;
(iv) For the QEDX Education Platform - $775,000; and
(v)       For the India Solutions Business - $550,000.
7. Deposit: The Bids shall be accompanied by a cashiers’ check or wire transfer to be held as an earnest money deposit subject to the jurisdiction of the Court and held in a non-interest bearing IOLTA trust account maintained by the Debtor’ counsel, Adelman & Gettleman, Ltd., at JPMorgan Chase Bank, N.A., in immediately available U.S. funds, and in an amount equal to no less than (the “Deposit”):
(i) For the Legacy Staffing Business - $200,000;
(ii) For the U.S. Solutions Business - $220,000;
(iii) For the Hybrid Solutions Business - $200,000;
(iv) For the QEDX Education Platform - $77,500; and
(v) For the India Solutions Business - $57,500.

8. Sale Hearing - The Bankruptcy Court will conduct a hearing to consider approval of the sale of the Acquired Assets on Thursday, August 17, 2017, at 11:00 a.m. (Central time) in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, Dirksen Federal Building, 219 S. Dearborn, Room 682, Chicago, Illinois 60604 (the “Sale Hearing”). The Sale Hearing may be adjourned, continued or rescheduled without further notice by an announcement of the adjourned date at the Sale Hearing.  At the Sale Hearing, the Debtor will request approval of the sale of the Acquired Assets of each of the Subject Business Units to the Qualifying Bidder(s) submitting the Prevailing Bid(s) and the Runner-Up Bidder(s), pursuant to the entry of final order(s) approving the sale of the Acquired Assets (the “Sale Order”).

9. Sale Objections - Any objection to the sale of the Acquired Assets (“Sale Objection(s)”) must be in writing and filed with the Bankruptcy Court on or before 5:00 p.m. (Central time) on Tuesday, August 15, 2017.  The Bankruptcy Court shall resolve any and all such Sale Objections at the Sale Hearing or such other time as may be ordered by the Bankruptcy Court. Please be advised that if you do file a written objection, you and/or your attorney will be expected to attend the Sale Hearing or the Bankruptcy Court may grant the relief sought in the Sale Motion over such written objection.

10. Assignment Notice - On or before August 9, 2017, the Debtor shall send a notice via facsimile or email delivery (the “Assignment Notice”) to each non-debtor party to the executory contracts or unexpired leases (the “Contracts and Leases”, and each, a “Contract/Lease”) identified by one or more Qualifying Bidder(s) as subject to assumption and assignment in conjunction with such Bidder’s proposed purchase of the Acquired Assets of the Subject Business Unit(s) (the “Proposed Assumption/Assignment”). The Assignment Notice shall state the cure amounts the Debtor believes are necessary to assume and assign the Contracts and Leases pursuant to section 365 of the Bankruptcy Code (the “Cure Amount”).

11. Assignment Objections - Any objection of a non-Debtor party to a Contract/Lease to the Cure Amount set forth in the Assignment Notice or to the Proposed Assumption/Assignment of such Contract/Lease (an “Assignment Objection”) must either be: (a) in writing and filed with the Bankruptcy Court before the Sale Hearing; or (b) presented orally at the Sale Hearing.

12. Assignment Objection Hearing - The Bankruptcy Court shall resolve any and all timely filed or presented Assignment Objections at the Sale Hearing or such other time as may be ordered by the Bankruptcy Court.

13. Requests for Copies and Information - Copies of the Sale Motion and exhibits thereto, the Bidding Procedures Order, the Bidding Procedures, the Stalking Horse Offers and/or the proposed Sale Order for the Acquired Assets may be obtained by: accessing the case docket maintained by the Clerk of the U.S. Bankruptcy Court for the Northern District of Illinois, Eastern Division, or by requesting same in writing to the Debtor’s counsel at the address indicated below. Any inquiries regarding the information provided herein should be directed to the Debtor’s counsel at the address noted below.

14. Notice - This Notice is made expressly subject to the Bidding Procedures Order and the Bidding Procedures. To the extent that this Notice is inconsistent with the terms contained in the Bidding Procedures Order, the Bidding Procedures Order shall control.

PLEASE BE ADVISED THAT IN CONNECTION WITH THE PROPOSED SALE OF THE ACQUIRED ASSETS, THE DEBTOR WILL SEEK THE ENTRY OF A SALE ORDER THAT WILL, AMONG OTHER THINGS, ENJOIN ANY AND ALL CREDITORS AND OTHER PARTIES IN INTEREST OF THE ESTATES FROM PURSUING AGAINST THE PURCHASER(S) OF THE ACQUIRED ASSETS OF THE SUBJECT BUSINESS UNITS: (A) ANY CLAIMS AGAINST DEBTORS; OR (B) ANY LIENS AND ENCUMBRANCES AGAINST THE ACQUIRED ASSETS.

Dated: July 11, 2017	QUADRANT 4 SYSTEM CORPORATION By: /s/Chad H. Gettleman One of their attorneys

CHAD H. GETTLEMAN, ESQ. (ARDC #944858)
NATHAN Q. RUGG, ESQ. (ARDC #6272969)
ADELMAN & GETTLEMAN, LTD.
53 West Jackson Blvd, Suite 1050
Chicago, Illinois 60604
Tel (312) 435-1050
 Fax (312) 435-1059
chg@ag-ltd.com
nqr@ag-ltd.com

Counsel for the Debtor